SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 22, 2001


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                          Edison Brothers Stores, Inc.
             (Exact name of registrant as specified in its charter)


               Delaware                      1-1394               43-0254900
   ---------------------------------      ------------       -------------------
     (State or other jurisdiction         (Commission         (I.R.S. employer
   of incorporation or organization)      file number)       identification no.)


      501 North Broadway
        St. Louis, MO                                               63102
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(Address of principal executive offices)                          (Zip code)



       Registrant's telephone number, including area code: (314) 331-6000

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                          EDISON BROTHERS STORES, INC.
                                    FORM 8-K
                                 CURRENT REPORT


                                TABLE OF CONTENTS
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                                                                            Page
                                                                            ----

Item 5.     Other Events.....................................................2

Item 7.     Exhibits.........................................................2

Signature....................................................................3








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Item 5.  Other Events.

         On October 22, 2001, EBS Pension, L.L.C. ("EBS") by and through their counsel filed a Notice of Appeal to the United States District Court for the District of Delaware appealing the Opinion and Order entered by the Bankruptcy Court for the District of Delaware dated October 11, 2001, pursuant to Rule 8001 of the Federal Rules of Bankruptcy Procedure, denying EBS's motion for entry of judgment and for prejudgment interest and granting Debtors' motion for final judgment.


Item 7.  Exhibits.

(c)      Exhibits.

99.1 Notice of Appeal to the United States District Court for the District of Delaware appealing the Opinion and Order entered by the Bankruptcy Court for the District of Delaware dated October 11, 2001, pursuant to Rule 8001 of the Federal Rules of Bankruptcy Procedure, denying EBS's motion for entry of judgment and for prejudgment interest and granting Debtors' motion for final judgment.

99.2 Opinion of United States Bankruptcy Judge Mary F. Walrath pursuant to Rule 8001 of the Federal Rules of Bankruptcy Procedure, denying EBS's motion for entry of judgment and for prejudgment interest and granting Debtors' motion for final judgment.

99.3 Order Denying EBS's motion for Entry of Judgment and for Prejudgment Interest and granting Debtors' motion for final judgment.





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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 31, 2001                       EDISON BROTHERS STORES, INC.



                                       By: /s/ Alan M. Jacobs
                                           --------------------------------
                                           Alan M. Jacobs
                                           Chapter 7 Trustee








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